UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 31, 2006
(March 27, 2006)

Commission	Name of Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

PNM Resources, Inc. (the “Company”) has previously disclosed its 2006 Officer Incentive Plan (the "Incentive Plan") in its Current Report on Form 8-K dated December 9, 2005. At that time, the performance goals for J. E. Sterba, Chairman, President and Chief Executive Officer of the Company, had not been determined. On March 28, 2006, the Board of Directors (the “Board”) of the Company approved 2006 Incentive Plan performance goals for Mr. Sterba. Those goals relate to the following categories of performance:

•	Financial performance;
•	Growth;
•	Public policy engagement;
•	Constituency development; and
•	Governance.

On March 27, 2006, the Human Resources and Compensation Committee of the Board amended the Incentive Plan to reflect the earnings range guidance provided by the Company in its earnings release dated January 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: March 31, 2006	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)
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